Exhibit 10.23

FOURTH AMENDMENT TO

“APPENDIX D – LEASE”

INFRASTRUCTURE COMPLEX

S.E. EVANGELINE THRUWAY – 1998

LAFAYETTE REGIONAL AIRPORT

LAFAYETTE, LOUISIANA

STATE OF LOUISIANA

PARISH OF LAFAYETTE

KNOW ALL MEN BY THESE PRESENTS that before the undersigned Notaries and Witnesses, and on the dates hereinafter described, personally came and appeared:

The LAFAYETTE AIRPORT COMMISSION, a body politic, domiciled in the Parish of Lafayette, Louisiana, herein represented by John Hebert, its Chairman, authorized by resolution of said Commission, a copy of which is attached hereto and made a part hereof (hereinafter referred to as “LAC”); and

PHI AVIATION, LLC (formerly, PHI, Inc.), a Louisiana limited liability company duly authorized and conducting business in the State of Louisiana, herein represented by James D. Hinch, its Chief Administrative Officer, duly authorized by resolution of its Board of Directors, a copy of which is attached hereto and made a part hereof (hereinafter “LESSEE”).

who, upon the following terms and conditions, do hereby agree to amend, effective January 31, 2022, that certain Lease entered into by and between LAC and LESSEE and recorded on April 16, 1999 as original entry no. 99-015231 in and for the records of Lafayette Parish, Louisiana (hereinafter “Lease”), as amended by an “Amendment to Lease” entered into by and between LAC and LESSEE and recorded on August 13, 2008 as original entry no. 2008-00034285 in and for the records of Lafayette Parish, Louisiana, and as further amended by a “Second Amendment to Lease” entered into by and between LAC and LESSEE and recorded on May 15, 2013 as original entry no. 2013-00019822 in and for the records of Lafayette Parish, Louisiana, and as further amended by a “Third Amendment to Lease” entered into by and between LAC and LESSEE on August 28, 2020 and August 4,2020, respectively, and recorded on September 15, 2020 as original entry no. 2020-00033167 in and for the records of Lafayette Parish, Louisiana.

I.

ARTICLE II, “TERMS,” is hereby deleted and substituted with the following:

This Lease Agreement shall have a primary term of twenty-one (21) years, commencing on August 1, 2001, and ending on July 31, 2022. LESSEE and the LAC shall have the option to renew this Lease Agreement for three (3) successive additional periods of five (5) years each, from the expiration of the primary term. In the event that LESSEE desires to exercise its option to renew for the first five (5) year option period, commencing at the expiration of the primary term, then and in that event LESSEE shall notify the LAC in writing, by Certified Mail of its intent to renew four (4) months prior to the expiration of the primary term. In the event

IN WITNESS WHEREOF, the undersigned party hereto has executed this Fourth Amendment to Lease on the 9th day of February, 2022, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	LAFAYETTE AIRPORT COMMISSION

/s/ Jennifer Comeaux	By:	/s/ John Hebert
Signature		John Hebert, Chairman
Print Name: Jennifer Comeaux

/s/ Cindy McDaniel
Signature
Print Name: Cindy McDaniel

/s/ Aline Nelson
NOTARY PUBLIC
Print Name: Aline S. Nelson
Notary/Bar Roll No.: 1028
My Commission Expires: at death

IN WITNESS WHEREOF, the undersigned party hereto has executed this Fourth Amendment to Lease on the 3rd day of February, 2022, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	PHI AVIATION, LLC

	By:	James D. Hinch
Signature		James D. Hinch
Print Name:		Chief Administrative Officer

Signature
Print Name:

/s/ Laurie E. Hargroder
NOTARY PUBLIC
Print Name: Laurie E. Hargroder

Notary/Bar Roll No.: 66656
My Commission Expires: at death

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared John Hebert, who first being by me duly sworn, did depose and state that he is the Chairman of the Lafayette Airport Commission, that said instrument was signed on behalf of said Lafayette Airport Commission by authority of its Commissioners and that he acknowledged said instrument to be the free act and deed of said Lafayette Airport Commission.

/s/ John Hebert
John Hebert

SWORN TO AND SUBSCRIBED before me, Notary, on this 9th day of February, 2022.

/s/ Aline S. Nelson
NOTARY PUBLIC
Print Name: Aline S. Nelson
Notary/Bar Roll No.: 1028
My Commission Expires: at death

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared James D. Hinch, who first being by me duly sworn, did depose and state that he is the Chief Administrative Officer of PHI Aviation, LLC, that said instrument was signed on behalf of said PHI Aviation, LLC, by authority of its Board of Managers and that he acknowledged said instrument to be the free act and deed of said PHI Aviation, LLC.

/s/ James D. Hinch
James D. Hinch

SWORN TO AND SUBSCRIBED before me, Notary, on this 3rd day of February, 2022.

/s/ Laurie E. Hargroder
NOTARY PUBLIC
Print Name: Laurie E. Hargroder
Notary/Bar Roll No.: 66656
My Commission Expires: at death

PHI AVIATION, LLC

Manager Certificate

I, Keith Mullett, the undersigned manager of PHI Aviation, LLC (the “Company”), do hereby certify that the below resolution is a true resolution adopted at the Jan, 2022 Board of Managers meeting.

After further discussion, on motion duly made and seconded, the Board adopted the following resolution:

RESOLVED, that James D. Hinch, the Chief Administrative Officer of the Company (the “Authorized Officer”), is hereby authorized, empowered and directed in the name and on behalf of the Company to negotiate, execute and deliver all agreements, documents, certificates and instruments necessary or appropriate to effectuate the amendment to that certain lease by and between the Lafayette Airport Commission and the Company, dated April 1, 1999 and recorded on April 16, 1999, as the same has been amended from time-to-time (the “Infrastructure Lease”) in order to extend the primary term for an additional six (6) months such that the primary term will now expire on July 31, 2022, all in such form as the Authorized Officer may deem necessary or advisable, in his sole discretion, such necessity or advisability to be evidenced by his execution and delivery thereof.

Lafayette, Louisiana, this 2 day of feb, 2022.

/s/ Keith Mullett